Acreage Shareholders Approve Amended Arrangement Involving Canopy Growth

New York, NY – Sept. 16, 2020 – Acreage Holdings, Inc. (“Acreage”) (CSE: ACRG.U) (OTCQX: ACRGF) (FSE: 0ZV) today announced that, at a special meeting of Acreage shareholders (the “Shareholders”) held on September 16, 2020 (the “Special Meeting”), the Shareholders voted in favor of a special resolution (the “Arrangement Resolution”) authorizing and approving (i) the amended arrangement (the “Amended Arrangement”) under section 288 of the Business Corporations Act (British Columbia) between Acreage and Canopy Growth Corporation (“Canopy Growth”), (ii) the amending agreement (the “Amending Agreement”) which, among other things, provides for certain amendments to the arrangement agreement between Acreage and Canopy Growth dated April 18, 2019, as amended on May 15, 2019 (the “Arrangement Agreement”), (iii) the amended and restated plan of arrangement Acreage, and (iv) the second amended and restated omnibus equity incentive plan (the “Amended and Restated Omnibus Equity Incentive Plan”).

Shareholders carrying an aggregate of 541,135,913 votes, representing approximately 89.63% of votes entitled to be cast at the Special Meeting, were represented in person or by proxy at the Special Meeting, with 99.84% such votes being cast in favor of the Arrangement Resolution, including 97.33% of the votes cast in favor pursuant to the minority approval requirement pursuant to MI 61-101 (as defined below) and 97.33% of the votes cast in favor pursuant to the minority approval requirement pursuant to Rule 56-501 and NI 41-101 (as such terms are defined below).
“I am very pleased with the continued overwhelming support from our Shareholders,” said William Van Faasen, Interim Chief Executive Officer of Acreage. “The Amended Arrangement between Acreage and Canopy Growth represents a significant win for our Shareholders and reaffirms our commitment to a vibrant future. I would like to thank all of our Shareholders for their continued support.”
The Arrangement Resolution required approval by at least 66⅔% of the votes cast at the Special Meeting by the holders of Acreage’s class A subordinate voting shares (the “Subordinate Voting Shares”), Class B proportionate voting shares (the “Proportionate Voting Shares”) and Class C multiple voting shares (the “Multiple Voting Shares”, and collectively with the Subordinate Voting Shares and Proportionate Voting Shares, the “Acreage Shares”), voting together as a single class. Additionally, pursuant to: (i) Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”), the Arrangement Resolution required approval by at least a majority of votes cast at the Special Meeting by the holders of Subordinate Voting Shares and Proportionate Voting Shares, voting together as a single class, and excluding the Acreage Shares held by any “interested party”, any “related party” of an “interested party” or any “joint actor” (as such terms are defined in MI 61-101); and (ii) OSC Rule 56-501 (“Rule 56-501”) and National Instrument 41-101 - General Prospectus Requirements (“NI 41-101”), the Arrangement Resolution required approval by at least a majority of the votes cast at the Special Meeting by the holders of Subordinate Voting Shares and Proportionate Voting Shares, voting together as a single class, excluding the votes cast by any affiliates of Acreage and Acreage Shares held directly or indirectly by control persons of Acreage for the purposes of Rule 56-501 and NI 41-101, all as more particularly described in Acreage’s proxy statement and management information circular mailed to Shareholders in connection with the Special Meeting (the “Circular”).
Acreage expects that the hearing date for the application for the final order of the Supreme Court of British Columbia (the “Final Order”) will take place on or about September 18, 2020 in Vancouver, British Columbia. Following the satisfaction or waiver of all conditions, including the receipt of the Final Order, Acreage will implement the Amended Arrangement as contemplated in the Circular. Acreage anticipates making a further announcement regarding the anticipated date for the implementation of the Amended Arrangement and confirming the record date for fixing the holders of Acreage Shares (and certain other eligible securities as described in the Circular) eligible to receive their proportion of the US$37,500,024 amendment option payment to be made by Canopy Growth.
ABOUT ACREAGE

Headquartered in New York City, Acreage is a vertically integrated, multi-state operator of cannabis licenses and assets in the U.S. Acreage is dedicated to building and scaling operations to create a seamless, consumer-focused branded cannabis experience. Acreage debuted its national retail store brand, The Botanist in 2018 and its award-winning consumer brands, The Botanist and Live Resin Project in 2019.

On June 27, 2019, Acreage implemented an arrangement under section 288 of the Business Corporations Act (British Columbia) (the “Current Arrangement”) with Canopy Growth pursuant to the Arrangement Agreement. On June 24, 2020, Canopy Growth and Acreage entered into an agreement (the “Proposal Agreement”) proposing to implement the Amended Arrangement. Pursuant to the Current Arrangement, upon the occurrence of changes to federal laws in the United States to permit the general cultivation, distribution and possession of marijuana or to remove the regulation of such activities from the federal laws of the United States (the “Triggering Event”) (or waiver of the Triggering Event by Canopy Growth), Canopy Growth will, subject to the satisfaction or waiver of certain closing conditions, acquire (the “Acquisition”) each of Acreage’s Subordinate Voting Shares (following the automatic conversion of the  Proportionate Voting Shares and Multiple Voting Shares into Subordinate Voting Shares) on the basis of 0.5818 of a common share of Canopy Growth (each whole share, a “Canopy Growth Share”) per Subordinate Voting Share (subject to adjustment in accordance with the terms of the Arrangement Agreement), until such time as amended in accordance with the Amended Arrangement.

The proposed Amended Arrangement will result in, among other things, each Subordinate Voting Share will be exchanged for 0.7 of a Class E subordinate voting share (each whole share, a “Fixed Share”) and 0.3 of a Class D subordinate voting share (each whole share, a “Floating Share”), each Proportionate Voting Share will be exchanged for 28 Fixed Shares and 12 Floating Shares and each Multiple Voting Share will be exchanged for 0.7 of a Class F multiple voting share (each whole share, a “Fixed Multiple Share”) and 0.3 of a Floating Share. In addition to various amendments to the covenants, restrictions and closing conditions contained in the Arrangement Agreement in accordance with the Amending Agreement, the Amended Arrangement will provide (i) that upon the occurrence (or waiver of Canopy Growth) of the Triggering Event, Canopy Growth will, subject to the satisfaction or waiver of certain closing conditions (as amended by the Amended Arrangement), acquire all of the issued and outstanding Fixed Shares on the basis of 0.3048 of a Canopy Growth Share per Fixed Share (following the automatic conversion of the Fixed Multiple Shares and subject to adjustment in accordance with the terms of the Arrangement Agreement, as amended by the Amending Agreement); and (ii) an option, exercisable at the discretion of Canopy Growth, to acquire all of the issued and outstanding Floating Shares at the time that Canopy Growth acquires the Fixed Shares, for cash or Canopy Growth Shares, as Canopy Growth may determine, at a price Per Floating Share based upon the 30-day volume-weighted average trading price of the Floating Shares on the Canadian Securities Exchange relative to the trading price of the Canopy Growth Shares at the time of the occurrence or waiver of the Triggering Event, subject to a minimum price of US$6.41 per Floating Share.

For more information about the Current Arrangement and the Acquisition please see the respective information circulars of each of Acreage and Canopy Growth dated May 17, 2019, which are available on Canopy Growth’s and Acreage’s respective profiles on SEDAR at www.sedar.com and filed with the SEC on the EDGAR website at www.sec.gov. For more detailed information about the Amended Arrangement, please see the Circular dated August 17, 2020, which was mailed to Acreage shareholders in connection with the Special Meeting and which was filed with the SEC and is available on the EDGAR website at www.sec.gov and on Acreage’s profile on SEDAR at www.sedar.com. For additional information regarding Canopy Growth, please see Canopy Growth’s profile on SEDAR at www.sedar.com.

FORWARD LOOKING STATEMENTS

This news release and each of the documents referred to herein contains “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation, respectively. All statements, other than statements of historical fact, included herein are forward-looking information, including, for greater certainty, statements regarding the Acquisition, including the likelihood of completion thereof, the Amended Arrangement, including the timing and likelihood of completion thereof, the occurrence or waiver of the Triggering Event, the satisfaction or waiver of the closing conditions set out in the Arrangement (as amended by the Amended Arrangement), and other statements with respect to the proposed transactions with Canopy Growth. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved.

Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Acreage or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including, but not limited to risks disclosed in the Circular, Acreage’s management information circular dated May 17, 2019 filed on May 23, 2019, Acreage’s annual report on Form 10-K for the year ended December 31, 2019 dated May 29, 2020 and the amendment thereto on Form 10-K/A dated August 14, 2020, and Acreage’s other public filings, in each case filed with the SEC on the EDGAR website at www.sec.gov and with Canadian securities regulators and available on the issuer profile of Acreage on SEDAR at www.sedar.com. Although Acreage has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.

Although Acreage believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and Acreage does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.

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Investor Contacts:	Media Contact:
Steve West Vice President, Investor Relations Investors@acreageholdings.com 646-600-9181	Howard Schacter Vice President, Communications h.schacter@acreageholdings.com 646-600-9181

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